UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2012

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)
Tennessee	000-30497	62-1175427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee 37402
(Address of principal executive offices) (zip code)

(423) 385-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01. Entry Into A Material Definitive Agreement.

On March 28, 2012, Cornerstone Bancshares, Inc. ("Cornerstone") and Midland Loan Services, a division of PNC Bank, N.A., servicer for the FDIC as receiver for Silverton Bank, N.A. ("Lender"), entered into a waiver agreement ("Waiver") with respect to a term loan with the Lender. Pursuant to the Waiver, the Lender will provide a waiver of covenant compliance thresholds for 2012, conditioned upon the following: (1) Cornerstone will continue to provide covenant compliance certificates to the Lender, (2) Cornerstone Community Bank, the wholly owned subsidiary of Cornerstone, will limit its dividend payments to amounts necessary to service the term loan and line of credit and to pay income taxes, and (3) Cornerstone will pay a processing fee of $25,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date:	March 30, 2012	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes
President